CORPORATE GUARANTY

For value received, and with respect to any loans, advances, leases or financial accommodations previously, now or hereafter made or granted by Barry Brookstein, an individual (the "Lender") to or for the account of Call Compliance, Inc., a New York corporation (the "Debtor"), under that certain Promissory Note, dated of even date herewith in the principal amount of $50,000, issued to the Lender by the Debtor (the “Note,”), the undersigned (the "Guarantor") hereby guarantees the prompt payment to Lender of all sums which may in any manner whatsoever be presently due and owing and of all sums which shall in the future become in any manner whatsoever due and owing to Lender from Debtor under the Note whether by acceleration or otherwise; and under all other present and future agreements, notes or documents with Lender or sold, transferred or assigned to Lender.

Guarantor also agrees to the following:

(a)
that the liability of Guarantor is DIRECT, ABSOLUTE AND UNCONDITIONAL and may be enforced without (i) requiring Lender first to resort to any other right, remedy or security or (ii) regard to the validity, regularity or enforceability of any obligation or purported obligation of Debtor under the Note or otherwise;

(b)
to indemnify Lender and hold Lender harmless from and against all obligations, demands and liabilities by whomsoever asserted and against all losses in any way suffered or incurred by Lender as a result of or in any way arising out of transactions with Debtor, whether under the Agreements or otherwise;

(c)
that this Guaranty shall not be impaired by any modification or extension of the Note or any other agreement between Debtor and Lender, nor by any modification or release of any of the obligations hereby guaranteed, nor by any agreement or arrangement whatsoever with Debtor or anyone else;

(d)
that Guarantor shall be liable to Lender for all attorneys’ fees and costs incurred by Lender by reason of this Guaranty or in connection with or arising out of or in enforcing any rights granted Lender hereunder or in any respect relating to the Note;

(e)
that Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for the debts and obligations of Debtor to Lender, unless and until all of Debtor’s obligations have been paid in full;

(f)
that if Debtor or Guarantor shall at any time become insolvent or make a general assignment or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by or against Debtor or Guarantor, any and all obligations of Guarantor shall, at Lender’s option, become immediately due and payable without notice;

(g)
that Lender’s books and records showing the account between Lender and Debtor shall be admissible in any action or proceeding against Guarantor shall be binding upon Guarantor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof;

(h)	that this Guaranty is, as to Guarantor, a continuing Guaranty which shall remain effective until all obligations of Debtor to Lender shall be paid in full;

(i)	that nothing shall discharge or satisfy the liability of Guarantor except the full payment and performance of all Debtor’s debts and obligations to Lender;

(j)
that any and all present and future debts and obligations of the Debtor to Guarantor are hereby waived and postponed in favor of, and subordinated to, the full payment and performance of all present and future debts and obligations of Debtor to Lender;

(k)	Guarantor, as security for its obligations hereunder, hereby assigns to Lender the right to collect all debts and obligations of Debtor to Guarantor;

(l)
that all sums at anytime to the credit of Guarantor and any of the property of Guarantor at any time in Lender’s possession may be held by Lender as security for any and all obligations of Guarantor to Lender and to any of Lender’s affiliated entities, no matter how or when arising; and

(m)	that Guarantor shall, under no circumstances whatsoever, assign any of its obligations under this Guaranty.

Guarantor warrants and represents to, and covenants with, Lender that this Guaranty contains Guarantor’s entire agreement with respect to Guarantor’s guarantee of Debtor’s obligations under the Note.  All prior agreements, commitments, understandings, representations, warranties and negotiations in connection herewith, if any, are hereby merged into this Guaranty, and no oral representations shall in any manner whatsoever modify or explain any of the terms and conditions of this Guaranty.

Guarantor acknowledges that Guarantor has made an independent investigation of the financial condition of Debtor and gives this Guaranty based on that investigation and not upon any representations made by Lender.  Guarantor agrees that Lender shall have no obligation to disclose to Guarantor any information acquired by Lender in the course of Lender’s relationship with Debtor.  Guarantor agrees that any delay by Lender in exercising any or all of Lender’s rights granted under this Guaranty, or any other agreement to which Lender is subject with respect to the Note and any transaction contemplated thereby, shall not operate as a waiver of those rights.

Guarantor covenants with Lender that Guarantor has the full legal right, power and authority to execute this Guaranty; that the execution and delivery of this Guaranty has been approved by all necessary parties; that none of Guarantor’s obligations hereunder will result in any breach of any provision of any agreement or instrument to which Guarantor is a party or by which Guarantor is bound; and that any certification of Guarantor’s corporate (or other) resolutions delivered to Lender in connection with this Guaranty shall remain in full force and effect and Lender may continue to rely upon the same unless Guarantor shall provide Lender with not less than ten (10) days prior written notice to the contrary.

GUARANTOR WAIVES the following:

(a)	notice of acceptance hereof;

(b)	THE RIGHT TO A JURY TRIAL IN ANY ACTION HEREUNDER;

(c)	presentment, demand and protest of any instrument and notice thereof;

(d)	notice of default;

(e)	its right to a reasonable disposition of any collateral repossessed from Debtor;

(f)	the benefit of any statute of limitations affecting Guarantor’s liability under this Guaranty or the enforcement hereof;

(g)	all other notices or formalities to which Guarantor is or might be entitled whether by law or otherwise;

(h)	all rights of set-off;

(i)	and any right it may have to assert, by way of counterclaim or affirmative defense in any action to enforce Lender’s rights hereunder, any claim whatsoever against Lender.

Guarantor’s obligations under this Guaranty shall include all amounts paid by or on behalf of Debtor which may be recovered by any person or entity as a preference (as that term is defined under Title 11 of the United States Code, fraudulent transfer or conveyance or similar transfer and all of Lender’s costs and expenses of the defense of any action for such recovery.

Guarantor shall provide to Lender within five (5) days of written demand therefore, its current financial statements (and federal income tax returns) satisfactory to Lender as to form, preparation and content, on a review basis by Guarantor’s certified public accountant, which financial statement shall be in comparative form (except for the first year) for such fiscal year and at least two (2) prior fiscal years.  Each financial statement submitted by Guarantor to Lender shall be accompanied by a certificate certifying: (i) that such financial statement was prepared on a cash/receipts and disbursements/income tax basis which reflects any and all liabilities whether or not paid and which fairly and accurately presents the Guarantor’s financial condition and results of operations for the period to which it pertains, and (ii) that no event of default has occurred under this Agreement during the period to which such financial statement pertains.

This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York.  Guarantor hereby agrees that all actions or proceedings arising directly or indirectly, in connection with, out of or related to this Guaranty may be litigated, in Lender’s sole discretion and election, in courts in New York, and Guarantor hereby subjects itself and consents to the jurisdiction and venue of the state courts located in the State of New York, County of Nassau and federal courts of the Eastern District of the State of New York as the exclusive jurisdiction in any action or proceeding brought by Guarantor arising out of this Guaranty, and any documents or agreements executed in connection therewith, and designates such courts as the non-exclusive jurisdiction and the proper venue for any action brought against Guarantor.  The provisions of this paragraph are not exclusive insofar as Lender is concerned and do not prohibit Lender from commencing any necessary legal action or instituting any appropriate proceeding in any court of competent jurisdiction or venue.  Service of process may be effectuated upon the undersigned and any guarantor by Lender serving any and all legal papers necessary to institute such proceeding by mailing them certified mail, return receipt requested, to the address identified by the undersigned below and by the guarantor(s) on the instrument of guaranty and service shall be deemed completed five (5) days after the same has been posted as aforesaid.

GUARANTOR HEREBY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION.  This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Lender’s successors and assigns.  If more than one person or entity shall execute this Guaranty, as a Guarantor, the terms and conditions of this Guaranty shall apply to each of them and the term Guarantor shall apply to each Guarantor executing this Guaranty.

This Guaranty shall apply in favor of Lender and each of its affiliates, successors and assigns.

COMPLIANCE SYSTEMS CORPORATION
Witness:
(GUARANTOR)	BY (signature):	/s/ Dean Garfinkel

	NAME:	Dean Garfinkel

	DATE:	March 3, 2009

	TITLE:	President

	ADDRESS:	90 Pratt Oval Glen Cove, New York 11542

TAX PAYER ID NO.